Stockholders’ Equity (Deficit)	12 Months Ended
Dec. 31, 2025
Equity [Abstract]
Stockholders’ Equity (Deficit)

Note 19 - Stockholders’ Equity (Deficit)

Preferred Stock

The Company is authorized to issue up to 1,250,000 shares of preferred stock, par value $0.0001 per share. The Board of Directors has the authority to establish the specific rights, preferences, and designations of any series of preferred stock.

As of December 31, 2025 and December 31, 2024, there were 111 shares of convertible preferred stock issued and outstanding. Holders of preferred stock are entitled to receive dividends only if and when dividends are paid on the Company’s Common Stock. In that event, preferred stockholders receive dividends on an as-converted-to-Common-Stock basis, in the same form as dividends paid to the Common Stockholders. No additional or separate dividends are payable on the preferred stock.

The preferred stock is convertible into shares of Common Stock. The initial conversion price was $200 per share. The conversion price is subject to downward adjustment at five specified intervals 10, 55, 100, 145, and 190 days after the effectiveness of a registration statement covering the shares issuable upon conversion. At each adjustment date, the conversion price resets to the lower of (i) the then-current conversion price and (ii) the greater of 80% of the five-day volume weighted average price of the Common Stock and $50 (the “Floor Price”). Regardless of any price resets, each preferred stockholder retains the right to receive the total number of shares of Common Stock that would have been issuable at the adjusted conversion price based on their original investment amount.

On January 25, 2023, stockholders approved a further reduction in the Floor Price from $40.00 per share to $25.00 per share at a special meeting.

Series B Convertible Preferred Stock

On September 30, 2025, the Company entered into a Series B SPA with certain institutional and accredited investors (the “Buyers”). Under the Series B SPA, the Company issued 31,052 shares of Series B Convertible Preferred Stock (out of 35,000 authorized shares) and accompanying Series B Warrants to purchase 1,999,544 shares of Common Stock. The purchase price was $800 per $1,000 stated value per unit, representing the arm’s-length transaction price established by independent ELOC investors. The aggregate consideration received was $24.3 million, consisting of $6.1 million from the Company’s Series B Convertible Preferred Stock and warrant financing (approximately $5.9 million from third-party accredited investors and $0.2 million from management and board participation, with stockholder approval obtained on November 6, 2025), approximately $0.6 million in cash proceeds from unsecured Notes issued in August and September 2025 that were subsequently exchanged for Series B Convertible Preferred Stock and warrants at closing, along with $10.7 million from the cancellation of debt and $7.3 million from the termination of the FPA. Offering costs of $0.4 million were charged to additional paid-in capital. The Series B Convertible Preferred Stock, including its reset and anti-dilution provisions, was evaluated and determined to meet the criteria for classification within permanent stockholders’ equity, as the reset features are indexed to the Company’s own stock and the instrument does not embody an unconditional obligation to transfer assets. Both the Series B Convertible Preferred Stock and the accompanying Series B Warrants were measured at fair value at issuance at $800 per unit, consistent with the price paid by unaffiliated third-party investors for identical instruments on the same date in accordance with ASC 820. No subsequent remeasurement is performed.

The Series B Convertible Preferred Stock has a stated value of $1,000 per share and ranks senior to all classes of Common Stock with respect to dividends and distributions upon liquidation. Dividends accrue only when declared by the Board of Directors, calculated on an as-converted basis. Each share is convertible at the holder’s option into Common Stock at an initial conversion price of $7.7644 per share, subject to proportional adjustment for stock splits, stock dividends, combinations, and similar events.

The Series B Convertible Preferred Stock includes automatic price reset and anti-dilution provisions that are substantially similar to those in the Series B Warrants. The conversion price resets automatically at 60, 90, and 180 days after the applicable date to the lower of the then-current market price or the prior conversion price, subject to a floor of $1.5528 per share as defined in the Certificate of Designation. Additional downward adjustments apply if the Company subsequently issues equity at a price below the then-current conversion price. Holders are subject to a 4.99% beneficial ownership cap, which may be increased to 9.99% upon 61 days’ written notice. With the consent of the Required Holders (as defined in the Series B instruments), the Board may also voluntarily reduce the conversion price for any period permitted under Nasdaq rules.

Because the Series B Convertible Preferred Stock and Series B Warrants were issued together as a unit, the $800 per unit of proceeds was allocated between the two instruments on a relative fair value basis in accordance with ASC 470-20-30-5. To perform this allocation, the Company used a Monte Carlo simulation model to estimate the standalone fair value of each instrument, arriving at approximately $589 per share of Series B Convertible Preferred Stock and $211 per Series B Warrant. These standalone fair values were used solely to calculate each instrument’s proportionate share of the $800 unit proceeds; they do not represent the transaction price of either instrument individually. Both instruments were determined to qualify for equity classification under ASC 815-40 and ASC 480 and will not be remeasured in subsequent periods.

At a special meeting of stockholders held on November 6, 2025, the Company’s stockholders approved four actions relevant to the Company’s capital structure. First, stockholders approved the issuance of Common Stock upon conversion of the Series B Convertible Preferred Stock and exercise of the Series B Warrants, including participation by members of management and the Board of Directors. Because those issuances constituted compensation under Nasdaq Listing Rule 5635(c), they were conditioned upon and subject to this stockholder approval. No preferential pricing or special terms were extended to management or director participants beyond those available to all other Buyers. Second, stockholders approved the issuance of shares of Common Stock to the counterparty under the Company’s ELOC agreement (see Common Stock section below). Third, stockholders approved an increase in the number of authorized shares of Common Stock from 130,000,000 to 1,000,000,000 shares. This increase was necessary to ensure the Company maintains a sufficient reserve of authorized but unissued shares to satisfy its obligations upon conversion of the Series B Convertible Preferred Stock, exercise of the Series B Warrants, and future draws under the ELOC, and to maintain the flexibility to issue Common Stock or securities convertible into common stock for general corporate purposes if an attractive opportunity to do so arises. Fourth, stockholders authorized the Board of Directors, in its sole discretion, to affect a reverse stock split of the Company’s outstanding Common Stock at any ratio between 2-for-1 and 12-for-1, if and when the Board determines such action to be in the best interests of the Company and its stockholders. As of December 31, 2025, no reverse stock split had been effected pursuant to this authorization.

The Company filed registration statements on Form S-1 on October 17 and October 21, 2025 to register the resale of shares issuable upon conversion of the Series B Convertible Preferred Stock and exercise of the Series B Warrants, as well as shares issuable under its ELOC. The registration statement covering the ELOC became effective on November 7, 2025, and the registration statement covering the Series B Convertible Preferred Stock and Series B Warrants became effective on November 12, 2025.

In January 2026, the first automatic price reset under the Series B Convertible Preferred Stock and Series B Warrants occurred, 60 days after the applicable date as provided in the Certificate of Designation and warrant agreements. Because the Company’s Common Stock was trading below the floor price at the time of the reset, the conversion price of the Series B Convertible Preferred Stock and the exercise price of the Series B Warrants each reset to the floor price of $1.5528 per share. No further automatic resets remain under the 60, 90, and 180-day reset schedule. The reset to the floor price significantly increases the number of shares of Common Stock potentially issuable upon conversion and exercise of these instruments. The Company is required to register the additional shares resulting from the reset and has initiated the necessary steps to do so. Failure to timely complete that registration would constitute a breach of the Company’s obligations to the Series B holders.

Common Stock

As of December 31, 2025, the Company is authorized to issue up to 1,000,000,000 shares of Common Stock, par value $0.0001 per share. Holders of Common Stock are entitled to one vote for each share held. As of December 31, 2025 and December 31, 2024, there were 4,281,523 and 2,783,666 shares of Common Stock issued and outstanding, respectively.

Equity Line of Credit and Related Series B Redemption Obligation

On September 17, 2025, the Company entered into the ELOC with an institutional investor (the “ELOC Investor”), pursuant to which the Company, at its sole discretion, may issue and sell up to $150.0 million of newly issued shares of Common Stock from time to time. The facility is subject to customary conditions and limitations, including a 4.99% beneficial ownership cap and a 19.99% exchange cap applicable to the ELOC Investor. The facility expires on September 17, 2028. The Company filed a registration statement on Form S-1 to register the resale of shares issuable under the facility. That registration statement became effective on November 7, 2025, at which point the Company became eligible to draw on the facility. On November 6, 2025, stockholders approved the issuance of shares of Common Stock under the ELOC in excess of 19.99% of the Company’s shares outstanding as of the date of the agreement, as required under Nasdaq Listing Rule 5635.

Each sale of Common Stock under the ELOC will be priced at a 10% discount to the lowest intraday stock price on the draw date. This discount represents a cost to the Company and will be recognized as an expense in the period in which the shares are sold.

The ELOC provides that, with the mutual consent of the Company and the ELOC Investor, the total facility commitment may be expanded up to $500.0 million. Any such increase would require the Company to issue additional commitment shares equal to 0.75% (75 basis points) per $100 million of incremental commitment, payable in shares of Common Stock valued at the average closing price for the five trading days preceding the date of issuance.

As consideration for the ELOC Investor’s purchase commitment, the Company issued to the ELOC Investor 1,000 shares of Series B Convertible Preferred Stock and a Series B Warrant to purchase 64,369 shares of Common Stock on September 30, 2025, valued at $800 per unit, or $0.8 million in aggregate. This commitment fee was recorded within Other Expense and expensed in full upon issuance. In addition, the Company incurred $0.2 million in other ELOC-related issuance costs, which were also expensed as incurred. Accordingly, the Company’s initial commitment-fee obligation under the ELOC has been satisfied in full.

On September 30, 2025, the Company and the ELOC Investor executed Amendment No. 1 to the ELOC Agreement, which requires the Company to apply 25% of the net cash proceeds received from each draw under the facility toward the redemption of outstanding shares of Series B Convertible Preferred Stock. Pursuant to the Certificate of Designation governing the Series B Convertible Preferred Stock, such redemptions are permitted only at 120% of the $1,000 stated value per share, plus any accrued but unpaid dividends, resulting in a cash redemption price of $1,200 per share. As a result, for each dollar of shares sold under the ELOC at market, the Company retains approximately $0.675 in net cash after the 10% pricing discount and the 25% Series B redemption obligation. Redemptions of Series B Convertible Preferred Stock does not create treasury stock, rather these redeemed shares are considered retired and cancelled per our Certificate of Designation.

This mandatory use-of-proceeds provision represents a contractual earmark of future equity proceeds but does not create a separate liability at issuance, because no redemption obligation arises until the Company actually receives proceeds by electing to draw under the facility. Consistent with ASC 480-10-25-4 through 25-14, the Series B Convertible Preferred Stock continues to be classified in permanent equity, as any redemption remains conditional on the Company’s discretionary decision to utilize the ELOC and does not constitute an unconditional obligation to transfer assets.

Under the ELOC, Material Adverse Effect includes any material adverse change in the enforceability of the agreement, our results of operations, assets, business, or financial condition taken as a whole, or our ability to perform our material obligations in a timely manner. Company specific deterioration including a significant decline in revenues or cash flows, loss of key customers or contracts, material litigation or regulatory action, failure to maintain required licenses or permits, a material weakness in internal controls, or loss of key management personnel is not excluded from this definition and could independently trigger the Investor’s termination rights.

The Company’s representations and warranties regarding the absence of a Material Adverse Effect must remain true and correct not only at the initial closing of the facility, but also at the time of each subsequent VWAP Purchase Notice throughout the term of the agreement. As a result, even after the facility has commenced and initial drawings have been made, any supervening adverse development could prevent us from accessing the remaining unfunded commitment.

If a Material Adverse Effect occurs and is continuing, the Investor has the right to terminate the Purchase Agreement upon ten (10) Trading Days’ written notice. In that event, we would lose access to any remaining unfunded portion of the $150 million commitment. While the ELOC excludes certain broad macroeconomic, industry-wide, and geopolitical events from the definition of Material Adverse Effect, no such exclusion applies to adverse developments that are specific to our business or operations.

There can be no assurance that a Material Adverse Effect will not occur during the term of the Purchase Agreement. Should one occur, and should we be unable to secure alternative financing on acceptable terms, or at all, our liquidity position, business operations, financial condition, and results of operations could be materially and adversely affected.

During the year ended December 31, 2025, the Company issued 1,326,603 shares of Common Stock under the ELOC, generating net proceeds of $1.8 million, equivalent to an average price of $1.341 per share. In connection with these draws, the Company sold shares of Common Stock at a contractual 10% discount to the lowest intraday stock price on each draw date. This pricing discount represents a direct cost of accessing the ELOC facility and resulted in a non-cash charge of approximately $0.08 million, which was recognized in the statement of operations for the year ended December 31, 2025. The recorded expense reflects the difference between the fair market value of the shares issued on the settlement date and the proceeds received pursuant to the ELOC Agreement.

2022 Equity Incentive Plan

The Amended and Restated - 2022 Equity Incentive Plan (the “Plan”) was approved by the Company’s stockholders on June 28, 2022. On April 30, 2025, the Plan was amended to provide that the total number of shares of Common Stock that may be issued, under the Plan will automatically increase upon the occurrence of a Dilution Event (as defined in the Plan) and on the first trading day of each calendar year, beginning with calendar year 2026, by such number of shares of Common Stock necessary to make the total shares of Common Stock authorized under the Plan equal to fifteen percent (15%) of the total outstanding shares of Common Stock on the last day of the prior calendar year (subject to a maximum annual increase of 50,000 shares of Common Stock). The Plan permits the grant of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock units, stock bonus awards, and performance compensation awards. The Company has not issued stock appreciation rights, restricted stock, stock bonus awards, or performance compensation awards in the year ended December 31, 2025 and December 31, 2024. As of December 31, 2025, a total of 626,749 shares of Common Stock were authorized for issuance under the Plan, of which 78,799 shares remained available for future issuances.

Stock Options

Stock options are awarded to encourage ownership of the Company’s Common Stock by employees and to provide incentives for employees to render services and to exert maximum effort for the success of the Company. The Company’s incentive stock options generally permit net-share settlement upon exercise. The option exercise price, vesting schedule and exercise period are determined for each grant by the administrator (person appointed by board to administer the stock plans) of the applicable plan. The Company’s stock options generally have a 10-year contractual term.

The assumptions used to determine the fair value of options granted in the year ended December 31, 2025 using the Black-Scholes-Merton option model are as follows:

Schedule of Fair Value of Options Granted Black-Scholes-Merton Model

Dividend yield	-
Risk-free interest rate	3.5% to 4.4%
Expected volatility	93.4% to 115.5%
Expected term in years	5 to 6.5

The assumptions used to determine the fair value of options granted in the year ended December 31, 2024 using the Black-Scholes-Merton model are as follows:

Dividend yield	0%
Risk-free interest rate	3.6% to 4.2%
Expected volatility	100%
Expected term in years	6 to 6.5

A summary of the Company’s stock option activities and related information for the year ended December 31, 2025 is as follows:

Stock Option	No. of Stock Option	Weighted-Average Grant Date Exercise Price	Weighted-Average Remaining Contractual Life (In Years)
Balance, January 1, 2025	105,090	$98.55	0.65
Granted	540,827	3.89	9.5
Forfeited	(107,299)	-	-
Balance, December 31, 2025	538,618	$11.25	9.3
Vested and expected to vest December 31, 2025	538,618	$11.25	9.3

Stock Option	No. of Stock Option	Weighted-Average Grant Date Exercise Price	Weighted- Average Remaining Contractual Life (In Years)
January 1, 2024	114,301	$108.62	1.65
Granted	-	-	-
Forfeited	-	-	-
Cancelled / Forfeited	(9,211)	(76.60)	-
December 31, 2024	105,090	$98.55	0.65

The options forfeited during the period were associated with awards previously granted to former officers and employees whose service with the Company terminated prior to vesting or exercise.

On August 7, 2025, the Company granted 183,501 performance-based stock option awards to certain executive officers, including the Chief Executive Officer, Chief Investment and Strategic Officer, and Principal Accounting Officer. These options were issued under the 2022 Stock Option and Incentive Plan and are performance-based awards that vest only upon the Company’s successful completion of an equity transaction resulting in proceeds in excess of $4 million. The performance condition is non-market based as defined in ASC 718-10-20.

The performance condition was satisfied on September 30, 2025 upon the closing of the Company’s Series B Convertible Preferred Stock financing, gross cash proceeds of $6.7 million, exceeding the $4.0 million threshold required for vesting. Accordingly, the Company recognized $0.3 million of stock-based compensation expense during the year ended December 31, 2025 in connection with these awards.

The following options were outstanding as of December 31, 2025, at their respective exercise price:

Exercise Price Options Outstanding	December 31, 2025
$1.27	25,000
$2.22	23,781
$2.40	364,893
$6.40	7,326
$7.80	5,731
$8.00	32,700
$9.68	34,884
$31.20	9,978
$62.54	6,825
$133.40	27,500
Total	538,618

Stock compensation expense recognized for stock options for the year ended December 31, 2025 and December 31, 2024 was $1.5 million and $1.6 million.

Stock compensation expenses is comprised of the following:

	Year Ended December 31
	2025	2024
Compensation and employee benefits	$796,565	$1,575,952
Professional services	688,993	-
Total	$1,485,558	$1,575,952

As of December 31, 2025, there was $0.3 unrecognized stock compensation expense related to stock options. The unrecognized compensation expense is expected to be recognized over a weighted-average period of approximately 1.6 years based on vesting under the award service conditions. The weighted-average fair value of the stock options granted for the year ended December 31, 2025 was $3.00 per share. There were no stock options granted for the year ended December 31, 2024.

Restricted Stock Units (“RSUs”)

A summary of the Company’s RSU activities and related information for the year ended December 31, 2025 and December 31, 2024 is as follows:

Restricted Stock Units	No. of RSU	Weighted- Average Grant Date Fair Value Per RSU	Weighted- Average Remaining Contractual Life (in Years)
January 1, 2025	8,583	$26.20	1.00
Granted		-	-
Vested	(5,740)	-	-
Expired	-	-	-
Cancelled / Forfeited	(2,843)	-	-
December 31, 2025	-	-	-

Restricted Stock Units	No. of RSU	Weighted- Average Grant Date Fair Value Per RSU	Weighted- Average Remaining Contractual Life (in Years)
January 1, 2024	16,175	$26.20	2.00
Granted	-	-	-
Vested	(5,392)	26.20	-
Expired	-	-	-
Cancelled / Forfeited	(2,200)	26.20	-
December 31, 2024	8,583	26.20	1.00

Stock compensation expense for RSU for the year ended December 31, 2025 and December 31, 2024 $0.04 million and $0.06 million, respectively.

All RSU awards recognized during the year ended December 31, 2025, and 2024 relate to employee stock awards.

For the year ended December 31, 2025 and December 31, 2024, the Company completed a net share settlement for 4,292 and 5,392, restricted shares on behalf of certain employees that participate in the Plan upon the vesting of the restricted shares pursuant to the terms of the Plan, respectively. The net share settlement was in connection with payroll taxes incurred on restricted shares that vested and were transferred to the employees during the year ended December 31, 2025 and December 31, 2024 which created taxable income for the employees. At the employees’ request, the Company has paid these taxes on behalf of the employees in exchange for the employees returning an equivalent value of restricted shares to the Company. These transactions resulted in a decrease of $0.00 million and $0.1 million for the year ended December 31, 2025 and December 31, 2024, to stockholders’ deficit on the consolidated balance sheets as the cash payment of the taxes effectively were a repurchase of the restricted shares granted in previous years.

As of December 31, 2025, there was $0.0 million of unrecognized stock compensation expense related to RSU awards.